UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

Penn Octane Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24394	52-1790357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77-530 Enfield Lane, Bldg D
Palm Desert, California	92211
(Address of principal executive offices	(Zip Code)

(760) 772-9080
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 22, 2006, Penn Octane Corporation ("Penn Octane" or the "Company") completed the sale of its liquefied petroleum gas assets ("LPG Assets") to TransMontaigne Product Services Inc. ("TransMontaigne") in accordance with the Purchase and Sale Agreement amended and restated as of August 15, 2006 (the "Restated PSA"). The LPG Assets sold to TransMontaigne included: the Company's pipeline lease with Seadrift Pipeline Corporation, together with associated improvements, leases, easements, licenses and permits; the Company's LPG supply agreement with Exxon Company, U.S.A.; and all LPG inventory. Penn Octane received $9,820,126 in cash following adjustments provided in the Restated PSA, and TransMontaigne assumed Penn Octane's obligations arising after the closing under the contracts included in the LPG Assets. Penn Octane retained assets relating to its gasoline and diesel fuel resale business and its ownership interest in the general partner of Rio Vista Energy Partners L.P. ("Rio Vista"), as well as the Company's executive offices and facilities located in Palm Desert (California), El Segundo (California), Seal Beach (California) and Houston (Texas). In connection with the Penn Octane closing, Rio Vista also completed its sale of certain LPG related assets to TransMontaigne. The LPG assets sold by Rio Vista included: Rio Vista's Brownsville, Texas terminal facility and refined products tank farm, together with associated improvements, leases, easements, licenses and permits; Rio Vista's LPG sales agreement with P.M.I. Trading Ltd.; and all LPG inventory. Rio Vista received $7,092,416 in cash following adjustments and payments provided in Rio Vista's restated PSA, and TransMontaigne assumed Rio Vista's obligations arising after the closing under the contracts included in the LPG assets sold by Rio Vista to TransMontaigne.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

2.1
Purchase and Sale Agreement dated August 15, 2005 as amended and restated on August 15, 2006 entered into by and between Penn Octane Corporation and TransMontaigne Product Services Inc. (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on August 14, 2006, SEC File No. 000-24394).

2.2
Purchase and Sale Agreement dated August 15, 2005 as amended and restated on August 15, 2006 entered into by and between Rio Vista Operating Partnership L.P. and TransMontaigne Product Services Inc. (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on August 14, 2006, SEC File No. 000-50394).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN OCTANE CORPORATION

By:	/s/ Ian T. Bothwell
Name:	Ian T. Bothwell
Title:	Vice President,Chief Financial Officer, Treasurer, and Assistant Secretary, (Principal Financial and Accounting Officer)

Date: August 22, 2006

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